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                                                                     EXHIBIT 4.1

                                                         [CUSIP No. 42236C 40 8]
     NUMBER                                                        SHARES


                                  HEARTSOFT, INC.
                     Authorized Common Stock: 30,000,000 Shares
                            Par Value: $.0005 Per Share

THIS CERTIFIES THAT

                                      SPECIMEN

IS THE RECORD HOLDER OF

                     Shares of HEARTSOFT, INC., Common Stock -

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                       [SEAL]


---------------------------------                  ---------------------------
                        Secretary                                    President

Countersigned and Registered:      Interwest Transfer Co. Inc.
                                   P.O. Box 17136
                                   Salt Lake City, Utah 84117

                                   By:
                                      ----------------------------------------
                                       Transfer Agent - Authorized Signature

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NOTICE:   Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -            Custodian
                                                       ----------------------
                                                       (Cus)         (Minor)
TEN ENT - as tenants by the entireties                 under Uniform Gift to
                                                       Minors Act
JT TEN - as joint tenants with right of
     Survivorship and not as tenants in common         ----------------------
                                                                (State)
      Additional abbreviations may also be used though not in the above list.

     For Value Received, _________ hereby sell, assign and transfer unto


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[Please insert Social Security or
other identifying number of assignee]


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   [Please print or typewrite name and address, including zip code, of assignee]

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_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitue and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------------


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                    NOTICE:  The signature to this assignment must correspond
                    with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever

                                     [SPECIMEN]